[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                                                                    EXHIBIT 99.8

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                              $650,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC3

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                               SEPTEMBER [9], 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       SCENARIO                           1                        2                        3
------------------------------------------------------------------------------------------------------------------------
                          RATES                        Forward                  Forward                  Forward
                          SPEED      %pricing            100%                    100%                     100%
               DEFAULT SEVERITY                          35%                      45%                      55%
            DEFAULT P&I ADVANCE                          100%                    100%                     100%
           DEFAULT RECOVERY LAG        Months             0                        0                        0
                       TRIGGERS                          Fail                    Fail                     Fail
                   CLEANUP CALL                      To Maturity              To Maturity              To Maturity
                DEFAULT BALANCE        Capped      Current Balance          Current Balance          Current Balance
                CPR = CDR + CRR    at prepay
                      CPR = CRR  PSA standard         CPR = CRR                CPR = CRR                CPR = CRR
------------------------------------------------------------------------------------------------------------------------
               INITIAL
                 BOND    SUB-
CLASS  RATINGS   SIZE  DINATION
------------------------------------------------------------------------------------------------------------------------
A      AAA      84.20    18.35   CDR
                                 CummLosses

M1     AA        6.25    12.10   CDR                        22.265 CDR               16.489 CDR               13.074 CDR
                                 CummLosses     99,493,302.05 (15.31%)  104,068,777.18 (16.01%)  107,165,372.93 (16.49%)

M2     A         4.75     7.35   CDR
                                 CummLosses

M3     A-        1.35     6.00   CDR
                                 CummLosses

B1     BBB       1.95     4.05   CDR                         9.735 CDR                7.531 CDR                6.141 CDR
                                 CummLosses      54,122,219.93 (8.33%)    56,297,392.84 (8.66%)    57,786,472.21 (8.89%)

B2     BBB-      1.00     3.05   CDR                         8.533 CDR                6.658 CDR                5.457 CDR
                                 CummLosses      48,598,826.42 (7.48%)    50,695,425.68 (7.80%)    52,119,770.05 (8.02%)

B3     BB+       0.50     2.55   CDR                          8.16 CDR                6.388 CDR                5.246 CDR
                                 CummLosses      46,830,363.38 (7.20%)    48,920,994.44 (7.53%)    50,337,592.23 (7.74%)

                    -     2.55   CDR
                                 CummLosses

                    -     2.55   CDR
                                 CummLosses

INTIAL AND
TARGET OC           -     2.55

                       SCENARIO             4                      5                        6                          7
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                          RATES          Forward              Forward+200                Forward                  Forward+200
                          SPEED           100%                    100%                     100%                      100%
               DEFAULT SEVERITY            60%                    60%                      60%                        60%
            DEFAULT P&I ADVANCE           100%                    100%                     100%                      100%
           DEFAULT RECOVERY LAG             0                      0                        6                          6
                       TRIGGERS           Fail                    Fail                     Fail                      Fail
                   CLEANUP CALL        To Maturity            To Maturity              To Maturity                To Maturity
                DEFAULT BALANCE      Current Balance         Current Balance          Current Balance            Current Balance
                CPR = CDR + CRR
                      CPR = CRR         CPR = CRR              CPR = CRR                CPR = CRR                  CPR = CRR
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               INITIAL
                 BOND    SUB-
CLASS  RATINGS   SIZE  DINATION
-----------------------------------------------------------------------------------------------------------------------------------
A      AAA      84.20    18.35

M1     AA        6.25    12.10                 11.84 CDR               8.781 CDR                12.159 CDR                 8.89 CDR
                                 108,339,018.62 (16.67%)  85,335,697.36 (13.13%)   110,586,553.28 (17.01%)   86,198,800.04 (13.26%)

M2     A         4.75     7.35

M3     A-        1.35     6.00

B1     BBB       1.95     4.05                 5.621 CDR               3.098 CDR                 5.807 CDR                3.136 CDR
                                   58,356,790.33 (8.98%)   34,064,033.94 (5.24%)     60,037,816.68 (9.24%)    34,446,426.50 (5.30%)

B2     BBB-      1.00     3.05                 5.006 CDR               2.515 CDR                 5.246 CDR                2.562 CDR
                                   52,680,425.41 (8.10%)   28,035,412.02 (4.31%)     54,907,757.68 (8.45%)    28,523,212.41 (4.39%)

B3     BB+       0.50     2.55                 4.817 CDR               2.305 CDR                 5.057 CDR                2.381 CDR
                                   50,905,032.75 (7.83%)   25,823,053.80 (3.97%)     53,151,043.94 (8.18%)    26,622,110.82 (4.10%)

                    -     2.55

                    -     2.55


INTIAL AND
TARGET OC           -     2.55